UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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NovaMed, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 6, 2005

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of Stockholders of NovaMed, Inc., to be held at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611, on June 15, 2005, at 2:00 p.m. Central Time.

The attached Notice of Annual Meeting and Proxy Statement describe the election of two directors and a proposal to approve a new stock incentive plan.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote now, either by telephone or the Internet as provided in the enclosed instructions, or by signing and dating the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

We look forward to seeing you on June 15, 2005, and encourage you to vote as soon as possible.

Sincerely,

Scott T. Macomber
Executive Vice President and
Chief Financial Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2005

To the Stockholders of
NovaMed, Inc.:

The Annual Meeting of Stockholders of NovaMed, Inc. (the “Company”) will be held at 2:00 p.m. Central Time, on Wednesday, June 15, 2005, at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611, for the following purposes:

1.	To elect two Class III directors to the Company’s Board of Directors;

2.	To approve the Company’s 2005 Stock Incentive Plan; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on April 26, 2005, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

John W. Lawrence, Jr.
Secretary

Chicago, Illinois
May 6, 2005

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE NOW, EITHER BY TELEPHONE OR THE INTERNET AS PROVIDED IN THE ENCLOSED INSTRUCTIONS, OR BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

NovaMed, Inc.
980 North Michigan Avenue, Suite 1620
Chicago, Illinois 60611
(312) 664-4100

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors”) of NovaMed, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 2:00 p.m. Central Time, Wednesday, June 15, 2005, at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611, and any adjournments or postponements thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about May 6, 2005.

Record Date and Outstanding Shares — The Board of Directors has fixed the close of business on April 26, 2005 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 21,493,527 shares of its common stock, par value $.01 per share (the “Common Stock”). Each outstanding share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

Voting of Proxies — Scott T. Macomber and E. Michele Vickery, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Mr. Macomber and Ms. Vickery are executive officers of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a registered stockholder (i.e. you hold your NovaMed stock in certificate form), you may vote by mail, telephone or the Internet. To vote by mail, please sign and return the enclosed form of proxy. To vote by telephone or the Internet, follow the instructions attached to your proxy card. By voting by telephone or the Internet, you will appoint Mr. Macomber and Ms. Vickery as your proxies with the same authority as if you had signed and returned the enclosed form of proxy. The deadline for voting by telephone or the Internet is 11:59 p.m., Eastern Time, on June 14, 2005.

If your shares are held in a stock brokerage account or by a bank or other nominee (sometimes referred to as being held in “street name”), you are considered the beneficial owner of those shares. Your broker, bank or other nominee is considered the stockholder of record of those shares and is forwarding these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not directly vote those shares unless you obtain a signed proxy from the record holder giving you the right to do so. Your broker, bank or other nominee has enclosed or provided a voting instruction card for you to use in directing it how to vote your shares. If you are a beneficial owner of shares and do not provide your broker, as stockholder of record, with voting instructions and the broker does not have discretionary authority to vote on a particular matter, your shares will constitute broker non-votes for that matter.

Required Vote — The vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for the Class III directors. Stockholders are not allowed to cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to approve the Company’s 2005 Stock Incentive Plan (“Stock Incentive Plan”).

Quorum; Abstentions and Broker Non-Votes — The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting, and the election inspectors will determine whether or not a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the vote for directors. Abstentions will be considered present and entitled to vote with respect to adopting the Stock Incentive Plan and will have the same effect as votes “against” such proposal. Broker non-votes will not be considered present and entitled to vote with respect to adopting the Stock Incentive Plan and will have no effect on such proposal.

Annual Report to Stockholders — The Company’s Annual Report to Stockholders for the year ended December 31, 2004, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five directors. Stephen J. Winjum, our former President, Chief Executive Officer and Chairman of the Board of Directors, had served as the sixth member of the Board of Directors until his untimely death on March 30, 2005 from a heart attack. Article V of the Company’s Certificate of Incorporation provides that the Board of Directors will be divided into three classes, with each class serving for a term of three years. At the Annual Meeting, two Class III directors will be elected for a term of three years expiring at the Company’s 2008 Annual Meeting of Stockholders. Both of the nominees are presently serving as directors of the Company. See “Nominees” below.

The three directors whose terms of office do not expire in 2005 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. Originally, R. Judd Jessup was a Class III director whose term was to expire at the 2005 Annual Meeting. Article V of the Company’s Certificate of Incorporation provides that the classes of directors be apportioned “so as to maintain the number of directors in each class as nearly equal as is reasonably possible.” In reviewing the composition of the Board of Directors in February 2005, the Nominating Committee of the Board of Directors recommended that the Board of Directors apportion the directors equally among the three classes of directors. As such, the Board of Directors nominated the other existing Class III director, R. Judd Jessup, to fill a Class I director vacancy and, at the time, join the since-deceased Stephen J. Winjum as a Class I director, to serve, in accordance with the Company’s Certificate of Incorporation, until the existing term of the Class I directors expires at the Company’s 2006 Annual Meeting of Stockholders. See “Other Directors” below.

If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

NOMINEES

The names of the nominees for the office of director, together with certain information concerning the nominees, are set forth below:

Name	Age	Position with Company	Served as Director Since	Term Expires
Scott H. Kirk, M.D.	52	Director	1995	2005
Steven V. Napolitano	45	Director	1997	2005

Dr. Kirk has been a director of the Company since August 1995 and its National Medical Director since May 2002. Dr. Kirk has practiced ophthalmology in the Chicago area since 1982, and is currently practicing in

River Forest, Illinois on behalf of Kirk Eye Center, S.C., a professional entity whose eye care professionals had been parties to long-term services agreements with the Company from 1996 to 2002. Dr. Kirk is currently a member of the board of directors of the Accreditation Association for Ambulatory Health Care.

Mr. Napolitano has been a director of the Company since January 1997. Mr. Napolitano is a senior partner in the law firm of Katten Muchin Zavis Rosenman where he has practiced since 1995. Mr. Napolitano is a member of the firm’s board of directors and executive committee, and is also a co-chair of the firm’s Private Equity and Emerging Growth Company practice group. The Company has retained, and continues to retain, Katten Muchin Zavis Rosenman as outside legal counsel.

Mr. Napolitano is a director who is neither an officer or employee of the Company or its subsidiaries nor an individual having any other relationship with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of his independent judgment in carrying out his responsibility as a director.

The Board of Directors recommends that stockholders vote FOR each nominee for election as a Class III director.

OTHER DIRECTORS

The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified.

Name	Age	Position with Company	Served as Director Since	Term Expires
R. Judd Jessup (1)(2)	57	Director	1998	2006
Robert J. Kelly (1)(2)(3)	60	Director	2004	2007
C.A. Lance Piccolo (1)(2)	64	Director	2000	2007

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

(3)	Currently serving as Presiding Director of the Board of Directors.

Mr. Jessup has been a director of the Company since November 1998. He is currently President of US Labs, a national reference laboratory specializing in cancer testing. He is currently a director of CorVel Corporation, an independent nationwide provider of medical cost containment and managed care services. From 1994 to 1996 he served as President of the HMO Division of FHP International Corporation, a diversified health care services company.

Mr. Kelly has been a director of the Company since April 2004. Mr. Kelly is currently serving as the Presiding Director of the Company’s Board of Directors following the death of Mr. Winjum and it is contemplated that he will continue to serve in this capacity until a replacement for Mr. Winjum is found. Mr. Kelly is an independent consultant providing services to small businesses. From 2000 to 2001, Mr. Kelly served as Executive Vice President and Chief Financial Officer of Celarix, Inc., a company that provides enterprise level solutions for logistics over the Internet. From 1997 to 2000, Mr. Kelly served as Chief Financial Officer of Summit Autonomous, Inc., a manufacturer of excimer lasers that was acquired by Alcon Laboratories, Inc. in 2000. Previously, from 1992 to 1997, Mr. Kelly served as Chief Financial Officer of Bull HN Information Systems, Inc., the U.S. subsidiary of Groupe Bull, an international information technology company based in France.

Mr. Piccolo has been a director of the Company since November 2000. Mr. Piccolo currently is Chairman and Chief Executive Officer of Benchmark Medical, Inc., a provider of outpatient physical rehabilitation services. Mr. Piccolo also has been the President and Chief Executive Officer of HealthPic Consultants, Inc., a strategic healthcare consulting firm, since 1997. In 1996 Mr. Piccolo served as Chairman and Chief Executive Officer of Caremark International, Inc., a 1992 spin-off from Baxter International, Inc. Mr. Piccolo also currently serves as a director of Crompton Corporation, a polymer and specialty products manufacturer, and as a director of Caremark Rx Inc., a pharmaceutical services company. Mr. Piccolo also serves on the Board of Trustees for the University of Chicago Hospitals and Health System and Lake Forest Hospital.

Messrs. Jessup, Kelly and Piccolo are directors who are neither officers or employees of the Company or its subsidiaries nor individuals having any other relationship with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of such director’s independent judgment in carrying out their responsibilities as directors.

Director Compensation — Each director is paid $3,000 per meeting attended in person and $1,000 per telephonic meeting in which he participates. Except for Mr. Kelly’s role as Presiding Director, cash compensation is only paid for meetings of the Board of Directors; no cash compensation is paid for committee meetings. In addition to cash compensation, outside directors have received stock option grants from time to time. The Company also reimburses its directors for their reasonable out-of-pocket expenses incurred in attending Board of Director and committee meetings. On April 12, 2005, the Company granted to Mr. Kelly options to acquire 100,000 shares of the Company’s common stock as compensation for his role as Presiding Director. As with other option grants to directors, these options will vest monthly over a 48-month period so long as Mr. Kelly remains a director. In addition to the stock option grant, Mr. Kelly will receive from the Company a monthly cash payment of $30,000 for so long as he serves as Presiding Director. It is anticipated that Mr. Kelly will continue serving as Presiding Director until the Company names a new Chief Executive Officer to replace the deceased Mr. Winjum.

Meetings — During the year ended December 31, 2004, the Board of Directors held five meetings. Except for Dr. Kirk, each of the Company’s current directors attended at least 75% of the aggregate number of board meetings held and the total number of committee meetings on which he served that were held during 2004. Dr. Kirk was absent for two of the five Board of Directors’ meetings held in 2004; Dr. Kirk does not serve on any committees of the Board of Directors. Although the Company has no formal policy with respect to director attendance at the Annual Meeting, all of the current directors are expected to attend the Annual Meeting unless prevented from doing so by compelling personal circumstances. All of last year’s directors attended the 2004 Annual Meeting.

Committees of the Board of Directors — The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee, each comprised entirely of directors who are neither officers or employees of the Company or its subsidiaries nor individuals having any other relationship with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of such director’s independent judgment in carrying out their responsibilities as directors. Messrs. Jessup, Kelly and Piccolo serve as the three members of the Audit Committee and Compensation Committee. Messrs. Jessup and Piccolo serve as the two members of the Nominating Committee.

The Audit Committee generally has the responsibility for assessing processes related to risks and control environment, overseeing financial reporting, evaluating the independent audit process, evaluating internal accounting controls, overseeing the selection of the Company’s independent auditors, approving audit and permissible non-audit services and reporting to the Board of Directors regarding all of the foregoing. The Audit Committee operates under a written charter adopted by the Board of Directors attached to this proxy statement as Appendix A. The Audit Committee held seven meetings in 2004. The Board of Directors, in its business judgment, has determined that all of the members of the Audit Committee are “independent” under NASDAQ listing standards. The Board of Directors has determined that Mr. Kelly is an “audit committee financial expert” as defined under SEC rules. Also see “Report of the Audit Committee of the Board of Directors.”

The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive and key employee compensation, reviewing the Company’s executive compensation policies, recommending to the Board of Directors compensation for the Company’s executive officers, and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Company’s stock option plans which includes determining the number of options to be granted to the Company’s executive officers and key employees and reporting to the Board of Directors regarding the foregoing. The Compensation Committee held one meeting in 2004. See “Report of the Compensation Committee of the Board of Directors.”

The Nominating Committee generally has the responsibility for: periodically reviewing the composition and structure of the Board so that the proper skills and experience are represented; identifying, recruiting and recommending candidates for election to the Board of Directors; recommending to the Board of Directors the membership of the various committees of the Board of Directors; and reviewing the compensation of the directors and making recommendations to the Board of Directors regarding such compensation. The Nominating Committee has the authority to hire and pay consultants or search firms to assist in the process of identifying and evaluating candidates for the Board of Directors. No such consultants or search firms have been used by the Nominating Committee to date to locate potential directors and, accordingly, no fees have been paid to consultants or search firms. The Nominating Committee operates under a written charter adopted by the Board of Directors that was attached as an appendix to the Company’s proxy statement for the 2004 Annual Meeting of Stockholders. The Board of Directors, in its business judgment, has determined that all of the members of the Nominating Committee are “independent” under NASDAQ listing standards.

The Nominating Committee will consider candidates for the Board from any reasonable source, including stockholder recommendations that are tendered in accordance with the Company’s By-laws. In nominating directors, the Nominating Committee considers a variety of factors, including whether an individual has experience as a senior executive of a company in the healthcare industry or at a public corporation, experience in the management or leadership of a substantial business enterprise or such other professional experience as the Board determines to qualify an individual for service on the Board. The Board also strives to achieve an effective balance and range of experience and expertise, including operational and financial expertise. In considering candidates for the Board, the Nominating Committee will evaluate the entirety of each candidate’s credentials. There are no specific minimum qualifications that must be met by a potential nominee. Stockholders who wish to nominate an individual for election as a director at an annual meeting of stockholders must comply with the provisions in the Company’s By-laws regarding stockholder nominations. Generally, stockholder nominations must be made in writing and delivered or mailed to the Secretary of NovaMed, Inc. not less than 45 days nor more than 75 days prior to the first anniversary of the date on which the proxy statement for the preceding year’s annual meeting of stockholders was mailed. Each stockholder nomination must contain the following information: (a) the name and address of each proposed nominee, all information relating to such person as would be required to be disclosed in solicitation of proxies for the election of the nominee pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended; (b) the nominee’s written consent to serve as a director if elected; (c) the name and address of the nominating stockholder; (d) the number of shares of Common Stock that are owned and of record by such stockholder; and (e) whether such stockholder intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of shares of Common Stock to elect such nominee or nominees. Nominations for the 2006 Annual Meeting must be received no earlier than February 20, 2006 and no later than March 22, 2006. Nominations not made in accordance with all of the requirements contained in the Company’s By-laws will be disregarded. The Company does not have any other procedures for stockholders to submit nominees directly to the Board of Directors.

Stockholder Communications with Directors — Stockholders wishing to contact any member (or all members) of the Board of Directors, any committee of the Board, or any chair of any such committee may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual directors or group or committee of directors. All such correspondences should be sent to our principal office. Stockholder communications to directors will first be opened by the Company Secretary’s office for the purpose of determining whether the contents represent a message to our directors before being forwarded to the addressee. In addition, the Company Secretary’s office will make, if necessary, sufficient copies of the contents to be forwarded to each director who is a member of the group or committee to which the communication is addressed. However, certain kinds of information, such as materials in the nature of advertising, promotions of a product or service, and patently offensive material, will not be forwarded to our directors.

Code of Ethics — The Board of Directors has adopted a compliance plan for the Company that includes a code of ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company will furnish a copy of its compliance plan to any person without charge, upon written request to the Company’s Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information regarding the beneficial ownership of the Common Stock as of March 31, 2005, by:

•	each person or group of affiliated persons known by us to beneficially own more than 5% of the outstanding shares of the Common Stock

•	each of the Company’s directors

•	each of the Company’s Named Officers (as defined below)

•	all of the Company’s directors and executive officers as a group

Unless otherwise indicated below the persons in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

Name and Address (1)	Number of Shares	Percent of Shares
Five Percent Stockholder:
Kirk Family Limited Partnership (2) c/o Kirk Eye Center, S.C. 7427 Lake Street River Forest, Illinois 60305	2,338,977	10.88%

Directors and Officers:
Stephen J. Winjum (3)	2,712,579	11.63%
Scott T. Macomber (4)	363,559	1.67%
E. Michele Vickery (5)	538,651	2.45%
Scott H. Kirk, M.D. (6)	2,506,465	11.62%
R. Judd Jessup (7)	257,474	1.19%
Steven V. Napolitano (8)	175,291	*
C.A. Lance Piccolo (9)	190,916	*
Robert J. Kelly (10)	11,070	*
All Executive Officers and Directors As a Group:
(8 people) (11)	6,756,005	27.52%

*	Less than 1%

(1)	Unless otherwise indicated, the address of the beneficial owners is c/o NovaMed, Inc., 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611.

(2)	The general partner of the Kirk Family Limited Partnership is Kirk Eye Center, S.C. Scott H. Kirk, M.D., a member of the Board of Directors, and his brother, Kent A. Kirk, M.D., are the shareholders of Kirk Eye Center, S.C.

(3)	Includes 1,834,479 options which are exercisable within 60 days of March 31, 2005. On March 30, 2005, Mr. Winjum died from a heart attack.

(4)	Includes 333,749 options which are exercisable within 60 days of March 31, 2005.

(5)	Includes 450,625 options which are exercisable within 60 days of March 31, 2005.

(6)	Includes 2,338,977 shares of common stock held by the Kirk Family Limited Partnership and 82,291 options which are exercisable within 60 days of March 31, 2005.

(7)	Includes 106,358 shares of common stock which are held by R. Judd Jessup and Charlene Lynne Jessup, as Trustees for the R. Judd Jessup and Charlene Lynne Jessup Living Trust u/a/d May 6, 1991. Includes 1,600 shares held by Mr. Jessup’s family members. Mr. Jessup disclaims beneficial ownership of all 1,600 of these shares. Also includes 72,916 options which are exercisable within 60 days of March 31, 2005.

(8)	Includes 107,291 options which are exercisable within 60 days of March 31, 2005.

(9)	Includes 172,916 options which are exercisable within 60 days of March 31, 2005.

(10)	Includes 6,770 options which are exercisable within 60 days of March 31, 2005.

(11)	Includes 3,061,037 options which are exercisable within 60 days of March 31, 2005.

EXECUTIVE OFFICERS

The table below identifies executive officers of the Company. With Mr. Winjum having passed away on March 30, 2005, there are currently no executive officers of the Company serving as directors of the Company.

Name	Age	Position
Scott T. Macomber	50	Executive Vice President and Chief Financial Officer
E. Michele Vickery	50	Executive Vice President Operations

Mr. Macomber has served as Executive Vice President and Chief Financial Officer of the Company since October 2001. From January 2000 to October 2001, Mr. Macomber was Senior Vice President and Chief Financial Officer of Extended Care Information Network, Inc., a health care information technology company located in Northbrook, Illinois. In 1999, Mr. Macomber served as Executive Vice President and Chief Financial Officer of PeopleServe, Inc., a privately held health care services provider located in Dublin, Ohio. From before its initial public offering in 1992 through 1998, Mr. Macomber served as Senior Vice President and Chief Financial Officer of Vitalink Pharmacy Services, Inc., an institutional pharmacy provider located in Naperville, Illinois. Mr. Macomber also spent 12 years in various financial, acquisition and development positions at Manor Care, Inc., one of the largest long-term care providers in the industry. Mr. Macomber received his B.A. degree from the University of Vermont in 1976 and M.B.A. from the University of Michigan in 1979.

Ms. Vickery has been the Company’s Executive Vice President Operations since March 1997. From 1990 to 1996, Ms. Vickery was employed by Surgical Care Affiliates (SCA), a company specializing in the management of outpatient surgery centers, as a Regional Vice President from 1990 until 1992, and as one of two Senior Vice Presidents of Operations from 1992 to 1996. Upon the acquisition of SCA by HealthSouth in 1996, Ms. Vickery continued as a Senior Vice President of the Surgery Division of HealthSouth until joining the Company. Ms. Vickery received her B.S.N. from Case Western Reserve University in 1978, and her B.A. from Wittenberg University in 1976.

Subject to the terms of their employment agreements, the executive officers serve at the discretion of the Board of Directors. Each of the executive officers has an employment agreement with the Company. See “Executive Compensation — Employment Agreements.”

Section 16(a) Beneficial Ownership Reporting Compliance — Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 2004 all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such reporting persons.

EXECUTIVE COMPENSATION

The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 2004, 2003 and 2002, of those persons who were (i) during 2004, the chief executive officer of the Company and (ii) at December 31, 2004, the two other most highly compensated (based upon combined salary and cash incentive compensation) executive officers of the Company whose total salary and bonus exceeded $100,000 during 2004 (collectively, the “Named Officers”).

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Comp.	Securities Underlying Options	All Other Compensation
Stephen J. Winjum (1)	2004	$363,154	$130,860	$15,855	175,000	—
President, Chief Executive	2003	$343,269	$154,000	$15,900	175,000	—
Officer and Chairman of the Board	2002	$325,000	$190,450	$12,780	240,000	—

Scott T. Macomber	2004	$245,846	$61,992	$6,855	55,000	—
Executive Vice President and	2003	$237,308	$74,480	$6,900	45,000	—
Chief Financial Officer	2002	$230,000	$89,346	$3,780	90,000	—

E. Michele Vickery	2004	$235,846	$64,841	$6,855	45,000	—
Executive Vice President	2003	$230,000	$67,850	$6,900	15,000	—
Operations	2002	$230,000	$57,100	$3,780	90,000	—

(1)	On March 30, 2005, Mr. Winjum died from a heart attack.

Option Grants in 2004 — The following table provides information on grants of stock options to the Named Officers during 2004. The Company has never issued stock appreciation rights.

Option Grants in 2004

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (2)
Name	Options (1)	% of Total Options	Exercise or Base Price	Expiration Date	5% ($)	10% ($)
Stephen J. Winjum (3)	175,000	30.97%	$4.45	3/17/14	$489,752	$1,241,127
Scott T. Macomber	55,000	9.73%	$4.45	3/17/14	$153,922	$390,068
E. Michele Vickery	45,000	7.96%	$4.45	3/17/14	$125,936	$319,147

(1)	All options are non-qualified stock options.

(2)	Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains will be dependent on the future performance of the Common Stock and the option holder’s continued employment through the vesting period. The amounts reflected in the table may not necessarily be achieved.

(3)	On March 30, 2005, Mr. Winjum died from a heart attack. As a result, only 43,750 of the options granted to Mr. Winjum in 2004 are vested and exercisable; the remaining balance were unvested as of his death and have terminated.

Aggregated Option Exercises in 2004 and Year-End 2004 Option Values — None of the Named Officers exercised any options during the year ended December 31, 2004. The following table provides information regarding each of the Named Officer’s unexercised options at December 31, 2004. There were no stock appreciation rights exercised in, or outstanding as of the end of, 2004.

Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-The-Money Options at Fiscal Year End ($) (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen J. Winjum (2)	1,777,290	347,710	$7,724,568	$1,420,382
Scott T. Macomber	287,915	152,085	$1,440,333	$657,767
E. Michele Vickery	426,665	83,335	$1,691,962	$336,938

(1)	The value per option is calculated by subtracting the exercise price per option from the $6.58 closing price of the Company’s common stock on the Nasdaq National Market on December 31, 2004.

(2)	On March 30, 2005, Mr. Winjum died from a heart attack. Under the terms of the various stock option agreements between the Company and Mr. Winjum, Mr. Winjum’s estate has until March 30, 2006 to exercise any options vested and exercisable as of his death, except with respect to Mr. Winjum’s initial option grant of 240,000 shares which are fully vested and exercisable but expire on August 21, 2005 (the expiration date of the ten-year option period for this initial grant).

Securities Authorized for Issuance under Equity Compensation Plans — The following table summarizes the Company’s employee stock purchase plan and various stock option plans as of December 31, 2004:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Stock Options
Equity compensation plans approved by security holders	5,467,608	(1)	$2.66	206,163
Equity compensation plans not approved by security holders	716,142	(2)	$3.85	35,116
Total Options	6,183,750		$2.80	241,279

Stock Purchase Plan
Equity compensation plans approved by security holders	N/A		N/A	130,500	(3)
Equity compensation plans not approved by security holders	—		—	—

(1)	Represents awards under the Company’s 1999 Amended and Restated Stock Incentive Plan (the “1999 Plan”). The 1999 Plan was approved by the Company’s stockholders at its annual stockholder meeting in May 2000.

(2)	The Board of Directors approved the 2000 Stock Incentive Plan on February 16, 2000 (the “2000 Plan”). The total number of shares reserved and available for issuance under the 2000 Plan was 500,000. Under the terms of the 2000 Plan as originally adopted, no awards could be made after May 16, 2000. The Board of Directors adopted the 2001 Stock Incentive Plan on April 2, 2001 (the “2001 Plan”). The total number of shares reserved and available for issuance under the 2001 Plan is 700,000. All other provisions of both of the 2000 Plan and 2001 Plan are substantially similar to the 1999 Plan.

(3)	Represents future shares of Common Stock that are available for issuance under the Company’s Amended and Restated 1999 Stock Purchase Program approved by the Company’s stockholders at its annual stockholder meeting in May 2000.

Employment Agreements

The Company has entered into employment agreements with its Named Officers. The agreements generally provide for the payment of an annual base salary, plus cash incentive compensation based upon the Company’s executive compensation plan. See “Report of the Compensation Committee of the Board of Directors.” The employment agreements also provide for the right to participate in the Company’s stock option and employee benefit programs. These programs include hospitalization, disability, life and health insurance. The employment agreements impose on each employee non-competition restrictions that survive termination of employment and post-termination confidentiality obligations.

The Company may terminate these employment agreements with or without cause or upon the Named Officer’s disability. If the Company terminates a Named Officer for disability or cause, the executive is not entitled to receive any salary or other severance after the date of termination. The Company may terminate a Named Officer for cause under the agreement if he or she: (i) materially breaches any term or condition of the agreement and fails to cure such breach within a reasonable time; (ii) fails to comply with any of the Company’s written guidelines that it has furnished to the executive and fails to cure such failure within a reasonable time; (iii) materially fails or willfully refuses to substantially perform his or her duties and fails to cure such failure or refusal within a reasonable time; or (iv) has committed an act constituting a felony or other act involving dishonesty, disloyalty or fraud against the Company, as reasonably determined by the Board of Directors.

Each of Mr. Macomber and Ms. Vickery’s employment agreement automatically renews on a year-to-year basis, unless either party chooses to terminate the agreement. If the Company terminates Mr. Macomber or Ms. Vickery without cause, the executive receives severance compensation in a fixed amount equal to his or her then-current base salary and pro rata cash incentive compensation for a period of twelve months and nine months, respectively, plus health benefits for such period. If Mr. Macomber or Ms. Vickery’s employment is terminated following a change in control of the Company by the executive for good reason or by the Company without cause, the executive would receive an amount equal to the sum of his or her annual base salary and incentive bonus plus health benefits for 12 months. If Mr. Macomber or Ms. Vickery terminates his or her employment after the one-year anniversary of a change in control, the executive would receive an amount equal to one-half times the sum of his or her annual base salary and incentive bonus plus health benefits for 6 months.

One of the Named Officers, Mr. Winjum, died on March 30, 2005 from a heart attack. Under the terms of Mr. Winjum’s employment agreement, the Company has no further obligations to Mr. Winjum’s estate following his death except the payment of his base salary through March 30, 2005 and the payment of his accrued but unused paid time off.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

The objectives of the Compensation Committee in determining the levels and components of executive compensation are to (1) attract, motivate and retain talented and dedicated executive officers, (2) provide executive officers with both cash and equity incentives to further the interests of the Company and its stockholders, and (3) compensate executive officers at levels comparable to those of executive officers at comparable companies. Generally, the compensation of the Company’s executive officers is composed of a base salary and an annual incentive compensation award. In setting base salaries, the Compensation Committee generally reviews the individual contributions of the particular executive. The annual incentive compensation award is based upon the Company’s executive incentive compensation plan. In addition, stock options are granted to provide the opportunity for long-term compensation based upon the performance of the Common Stock over time.

Base Salaries

In determining the base salaries of the Named Officers in 2004, the Compensation Committee considered the performance of each executive, the nature of the executive’s responsibilities, the salary levels of executives in the competitive marketplace, including comparable companies, and the Company’s general compensation practices. At a meeting in February 2004, the Compensation Committee reviewed the base salaries of the Named Officers for 2004. As part of their review, the Compensation Committee considered the performance of each executive, the nature of the executive’s responsibilities and any changes in responsibility from the prior year, the salary levels of executives in the competitive marketplace, including comparable companies, the Company’s performance in 2004 versus financial and non-financial goals identified and the Company’s general compensation practices. In March 2004, the Board of Directors approved the Compensation Committee’s recommendation to increase Stephen J. Winjum’s base salary from $350,000 to $368,000. In increasing Mr. Winjum’s base salary, the Compensation Committee considered the items discussed above.

Cash Incentive Compensation

An executive officer’s cash incentive compensation is based upon the Company’s executive incentive compensation plan which was effective as of January 1, 1999 (the “Executive Incentive Compensation Plan”), and which was approved by the Board of Directors. As of December 31, 2004, the Executive Incentive Compensation Plan covered nine of the Company’s officers, including the Named Officers. Incentive amounts payable under the plan for a calendar year are based upon relative achievement of earnings targets set by the Board of Directors at the beginning of that year as well as other measures as determined by the Compensation Committee. Incentive compensation amounts are determined by applying a percentage to the executive’s base salary. The target percentage ranges from 25% to 50%, depending on the executive’s level, duties and responsibilities, and the payment can exceed these amounts if the targets are exceeded. For 2004, incentive compensation awards made to Mr. Winjum, Mr. Macomber and Ms. Vickery (the Named Officers) represented approximately 36%, 25% and 27%, respectively, of the executive’s base salary.

The Compensation Committee administers the Executive Compensation Plan. The Compensation Committee has the authority to approve all actions taken under the Executive Compensation Plan except for those actions taken with respect to Mr. Winjum. Any annual incentive compensation amount awarded to Mr. Winjum under the Executive Compensation Plan, along with all compensation matters relating to Mr. Winjum, was subject to final approval of the Board of Directors. The incentive compensation amounts awarded to the Named Officers for 2004 were approved in the foregoing manner by both the Compensation Committee and Board of Directors.

Stock Options

Annually, the Compensation Committee considers stock option grants to its executive officers in order to provide a long-term incentive which is directly tied to the performance of the Company’s stock. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. The exercise price of these stock options is generally set at the fair market value of the Common Stock as determined by the Compensation Committee on the date of the option grant. In general, each option to purchase Common Stock becomes exercisable in stages beginning six months after its grant date, when 1/8th of the individual’s options becomes exercisable. An additional 1/48th of each of these options becomes exercisable as of the last day of each month thereafter. Consequently, each option will generally be fully exercisable 48 months after its grant date. In making stock option grants to executives, the Compensation Committee considers a number of factors, including the performance of the particular individual, the Company’s performance during the previous calendar year, achievement of specific goals, the responsibilities and the relative position of the individuals within the Company, the compensation of executives in comparable companies, the number of stock options each individual currently possesses and the exercise prices of those options.

Compliance with Section 162(m)

The Compensation Committee currently intends for all compensation paid to its executive officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code. Section 162(m) provides that compensation paid to executive officers in excess of $1,000,000 cannot be deducted by the Company for federal income tax purposes unless, in general, such compensation is performance-based, is established by a committee of independent directors, is objective, and the plan or agreement providing for such performance-based compensation has been approved in advance by stockholders. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if, in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.

Submitted by the following Members
of the Compensation Committee:

C.A. Lance Piccolo, Chairman
R. Judd Jessup
Robert J. Kelly

The above report of the Compensation Committee is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to the Securities and Exchange Commission’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company’s Compensation Committee currently consists of Messrs. Jessup, Kelly and Piccolo. No member of the Compensation Committee has been an officer or employee of the Company at any time. None of the Company’s executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee was appointed by the Board of Directors to assist it in overseeing the quality and integrity of the Company’s financial reports, financial reporting processes and internal control system, the performance and independence of the Company’s auditors and related matters. The Audit Committee operates under a written charter adopted by the Board of Directors attached to this proxy statement as Appendix A.

Management is responsible for the Company’s financial reporting process, including its system of internal control and disclosure controls and procedures, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditor is responsible for auditing those consolidated financial statements and expressing an opinion as to whether those consolidated financial statements are free of material misstatement and presented in accordance with generally accepted accounting principles. The Audit Committee’s responsibility is to oversee, monitor and review these processes. In fulfilling these responsibilities, the Audit Committee has not conducted auditing or accounting reviews or procedures, and the Audit Committee has relied on management’s representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent auditors included in their report on the Company’s consolidated financial statements.

The Audit Committee meets periodically with the Company’s management and its independent auditor to discuss the Company’s financial reports, financial reporting processes and internal control system and other related items. The Audit Committee’s discussions with its independent auditor include sessions at which management is not present. Since being retained as the Company’s independent auditor in June 2002, PricewaterhouseCoopers LLP (“PwC”) has had unrestricted access to the Audit Committee.

At meetings on February 15, 2005 and March 25, 2005, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2004, with Company management and PwC representatives. The Audit Committee discussed with PwC and management the results of PwC’s audit and examination of the Company’s consolidated financial statements, the Company’s internal controls and disclosure controls and procedures, and the overall assessment of the quality of the Company’s financial accounting and reporting functions. The Audit Committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, and PwC provided the Audit Committee with the written disclosures and the letter required by the Independent Standards Board Standard No. 1. The Audit Committee discussed with PwC these materials and the firm’s independence from the Company.

Based on the Audit Committee’s discussion with, and review of reports from, management and PwC, and the Audit Committee’s reliance on the representation of management that the Company’s audited consolidated financial statements were prepared in accordance with generally accepted accounting principles, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

On April 12, 2005, PwC notified the Audit Committee of its decision to resign as the Company’s independent accountants, effective immediately. On April 12, 2005, the Audit Committee approved the replacement of PwC with BDO Seidman, LLP as the Company’s independent auditors, effective immediately.

Submitted by the Members of
the Audit Committee:

Robert J. Kelly, Chairman
R. Judd Jessup
C.A. Lance Piccolo

The above report of the Audit Committee is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to the Securities and Exchange Commission’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq National Market Index and the Center for Research in Security Prices (CRSP) Index for Nasdaq Health Services Stocks, during the period commencing December 31, 1999 and ending on December 31, 2004. The comparison assumes $100 was invested on December 31, 1999, in the Common Stock, the Nasdaq National Market Index and the CRSP Index for Nasdaq Health Services Stocks and assumes the reinvestment of all dividends, if any.

300
250
200
150
100
50
0
12/21/99
12/29/00
12/21/01
12/21/02
12/31/03
12/31/04

	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03	12/31/04
NovaMed, Inc.	$100.00	$ 15.74	$ 17.48	$ 19.26	$ 53.32	$ 97.48
Nasdaq National Market Index	$100.00	$ 60.38	$ 47.62	$ 32.77	$ 49.42	$ 53.78
CRSP Index for Nasdaq Health Services Stocks	$100.00	$137.27	$148.41	$127.88	$195.55	$246.44

The stock price performance shown on the graph is not necessarily indicative of future price performance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Real Property Leases

The Company has a lease agreement with John P. Winjum, the father of Stephen J. Winjum, the Company’s former President, Chief Executive Officer and Chairman of the Board who died on March 30, 2005, relating to 9,500 square feet of space comprising the Indianola, Iowa location of one of the Company’s optical laboratories. The Company paid $53,200 in rent during 2004.

The Company has a lease agreement with First Colonial Trust Company, as trustee on behalf of Scott H. Kirk, M.D., a member of the Board of Directors, to lease approximately 4,000 square feet for the Company’s ambulatory surgery center that it owns and operates at this location. The Company paid $150,650 in rent during 2004. Dr. Kirk, through the Kirk Family Limited Partnership, also beneficially owns more than 5% of the Company’s common stock.

National Medical Director and Limited Liability Company Member

Scott H. Kirk, M.D., a member of the Board of Directors, is also the Company’s National Medical Director and a 10% member of NovaMed Surgery Center of River Forest, LLC, a subsidiary of the Company that owns and operates an ambulatory surgery center in River Forest, Illinois. A wholly owned subsidiary of the Company, NovaMed Management Services, LLC, is the majority owner and manager of this entity. In consideration for his duties as National Medical Director, the Company granted Dr. Kirk options to acquire 100,000 shares of the Company’s Common Stock. The options vest monthly over a four-year period. The aggregate amount of distributions made by NovaMed Surgery Center of River Forest, LLC for the year ending December 31, 2004 was $779,227, of which Dr. Kirk received his pro rata ownership percentage.

INDEPENDENT AUDITORS

The Company engaged PricewaterhouseCoopers LLP (“PwC”) as its independent auditors for the year ended December 31, 2004. In addition to auditing the financial statements for the year ended December 31, 2004, PwC also reviewed the Company’s financial statements for each quarter during 2004.

On April 12, 2005, PwC notified the Company’s Audit Committee of its decision to resign as the Company’s independent accountants, effective immediately. On April 12, 2005, the Audit Committee approved the replacement of PwC with BDO Seidman, LLP (“BDO”) as the Company’s independent accountants, effective immediately.

The reports of PwC on the Company’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with PwC’s audits of the Company for the two most recent fiscal years and through the date of this report, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods. During the two most recent fiscal years and through the date of this report, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company filed with the Securities and Exchange Commission on April 18, 2005 a Current Report on Form 8-K describing PwC’s resignation and the engagement of BDO. Prior to such filing, the Company provided PwC with a copy of its Form 8-K disclosures and obtained a letter from PwC addressed to the Securities and Exchange Commission stating that PwC agreed with the Company’s disclosures. A copy of this letter from PwC was included with the Form 8-K filing.

During the two most recent fiscal years and through April 12, 2005, the Company did not consult with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a) (1) (iv) of Regulation S-K) or a reportable event (as defined in Item 304(a) (1) (v) of Regulation S-K).

It is expected that representatives of BDO will be present at the Annual Meeting and be available to respond to questions. These representatives will also be given an opportunity to make a statement if they desire to do so. Representatives from PwC will not be present at the Annual Meeting.

DISCLOSURE OF AUDITOR FEES

The following is a description of the fees billed to the Company by PwC during the years ended December 31, 2004 and 2003:

	2004	2003
Audit, Audit-Related and Tax Preparation and Compliance Fees:
Audit Fees (1)	$195,000	$155,090
Audit-Related Fees (2)	$0	$10,021
Tax Fees — Preparation and Compliance	$139,176	$169,010
Total Audit, Audit-Related and Tax Preparation and Compliance Fees	$334,176	$334,121
Other Non-Audit Fees:
Tax Fees — Other (3)	$15,000	$5,205
All Other Fees (4)	$0	$4,565
Total Non-Audit Fees	$15,000	$9,770
Total Fees	$349,176	$343,891

(1)	Audit fees paid in 2004 include $26,000 relating to the evaluation of accounting for new transactions and fees paid in connection with the Company’s review of internal controls as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	These amounts were incurred by the Company in connection with PwC’s audit of the Company’s 401(k) plan. The Company engaged a different independent accounting firm to conduct the audit of the 401(k) plan in 2004.

(3)	These amounts are for tax advice relating to structuring potential acquisitions and sales of minority interests.

(4)	These amounts include fees paid in connection with the Company’s discontinued operations plan.

The Company’s Audit Committee approved all of the above services provided by PwC, in each case, prior to PwC’s engagement with respect thereto. The Company currently has no formal Audit Committee pre-approval procedures in place that permit management to engage the auditors with respect to additional services. It is currently the Company’s policy that the Audit Committee approves in advance all services to be provided by the auditors.

PROPOSAL 2

APPROVAL OF THE COMPANY’S
2005 STOCK INCENTIVE PLAN

The Company’s Board of Directors has adopted, and proposes that the Company’s stockholders approve, the NovaMed, Inc. 2005 Stock Incentive Plan (the “Plan”). The Board of Directors desires to maintain the Plan and provide the Plan with ample shares because it believes that the well recognized benefits of incentive compensation plans outweigh any burden on, or dilution of, the Company’s stockholders attendant to the award of stock options, restricted stock or other types of awards. These benefits include (1) attraction and retention of directors, employees, consultants and/or advisors of the Company, its subsidiaries and affiliates; (2) the encouragement of the acquisition by directors, employees, consultants and/or advisors of the Company of a proprietary interest in the Company’s growth and success; (3) the ability to fashion attractive incentive awards based upon the performance of the Company and the price for its Common Stock; and (4) better alignment of the interests of directors, officers, employees, consultants and/or advisors with the interests of the Company’s stockholders. To attain these ends, the Company has formulated the Plan to authorize the granting of awards (as described below) to participants whose judgment, initiative and efforts are, have been, or are expected to be, responsible for the success of the Company.

Background

Effective April 25, 2005, the Board of Directors adopted the Plan, pursuant to which 1,400,000 shares of Common Stock were authorized to be issued on the terms set forth in the Plan, subject to stockholder approval at the Annual Meeting. Stockholder approval of the Plan is sought to continue (1) to meet the requirements of the NASDAQ National Market; (2) to qualify certain compensation under the Plan as performance-based compensation that is tax deductible without limitation under Section 162(m) of the Code; and (3) to qualify certain stock options granted under the Plan as incentive stock options.

Terms of the Plan

The following brief summary of certain features of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this proxy statement as Appendix B.

Types of Awards Available Under the Plan — The Plan provides the Compensation Committee of the Board of Directors, or a Committee composed of two or more non-employee directors appointed to administer the Plan (the “Committee”), broad discretion to fashion the terms of the awards to provide eligible recipients with such stock-based and performance-related incentives as the Committee deems appropriate. The Plan permits the issuance of awards in a variety of forms, including (1) nonqualified and incentive stock options for the purchase of Common Stock; (2) other stock-based awards, including restricted stock; and (3) performance awards.

Eligibility — The persons eligible to participate in the Plan are directors, officers, employees, independent contractors and consultants of the Company or any subsidiary or affiliate of the Company who, in the opinion of the Committee, make contributions to the growth, management, protection and success of the Company and its affiliates. The Plan is intended to promote the overall financial objectives of the Company and its stockholders by motivating eligible participants to achieve long-term growth in stockholder equity in the Company and to retain the association of these individuals.

Stock Limits — The maximum number of shares of Common Stock issuable under the Plan is 1,400,000. In general, stock is counted against the limit only to the extent that it is actually delivered. Therefore, to the extent that stock covered by an award (1) is not delivered to a participant or beneficiary thereof, as applicable; (2) terminates by expiration, forfeiture, cancellation or otherwise; (3) is settled in cash in lieu of stock; or (4) is used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan. The maximum number of shares that may be covered by stock options, stock appreciation rights and other stock awards, in the aggregate, granted to any one participant during any calendar year may not exceed 500,000 shares.

The number of shares of stock that may be issued, the number of shares of stock covered by outstanding awards, the exercise price applicable to outstanding options, and other characteristics or terms of the awards as the Committee may determine appropriate, are subject to adjustment by the Committee to reflect stock dividends, stock splits, combinations or exchanges of shares, recapitalizations or other changes in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), and other corporate events or transactions, including unusual or nonrecurring events such as the sale by the Company of all or a substantial portion of the Company’s assets, rights offering, partial or complete liquidation, and other corporate reorganizations.

Stock Options — Stock options granted under the Plan may be either incentive stock options qualified under Section 422 of the Code (“ISOs”) or non-qualified stock options (“NQSOs”). The exercise period for any stock option granted under the Plan will be determined by the Committee, provided that no stock option may be exercisable more than 10 years after the date such stock option is granted or five years from the date of grant in the case of an ISO granted to a 10% or more stockholder of the Company, the Company’s parent or a subsidiary. The exercise price for options granted under the Plan will be determined by the Committee, provided that the option price per share may not be less than the fair market value per share on the date the stock option is granted. If an option is intended to qualify as an ISO that is to be granted to a party that is a 10% or more stockholder of the Company, the Company’s parent or a subsidiary, the exercise price per share may not be less than 110% of the fair market value per share of the Company’s Common Stock on the grant date. If approved by the Committee, the exercise price of an option may be paid (1) in cash or check; (2) by delivering unrestricted Common Stock of the Company, owned by the participant for at least six months prior to the date of delivery, having a fair market value on the date of delivery equal to the exercise price; (3) to the extent permitted by law (including, but not limited to, the Sarbanes-Oxley Act of 2002), by the execution and delivery of a note; (4) the extension of credit by a broker-dealer to whom the participant has submitted a notice of exercise; (5) by certifying ownership of shares owned by the participant for later delivery to the Company; or (6) any combination of the foregoing.

Unless otherwise provided in the applicable option agreement, upon termination of a participant’s employment with, or service to, the Company due to death or disability, all of such participant’s options, to the extent then exercisable, or on such accelerated basis as the Committee may determine, shall remain exercisable for the shorter of their remaining terms or one year after termination of employment or service. Unless otherwise provided in the applicable option agreement, if a participant’s employment or service terminates for any other reason, all of such participant’s options shall terminate, except that, if such termination is due to retirement or involuntary on the part of the participant and without Cause (as defined in the Plan), then to the extent such options are then exercisable, or on such accelerated basis as the Committee may determine, such options may be exercised for the shorter of their remaining terms or ninety (90) days after the termination of employment or service.

Restricted Stock and Other Stock Awards — Shares of restricted stock and other stock awards may be granted alone or in conjunction with a stock option grant. The Committee will determine the terms, conditions, restrictions, forfeiture provisions, contingencies and limitations of restricted stock and other stock awards, including conditioning an award on the achievement of performance goals by the recipient or the Company. During any restricted period set by the Committee, the recipient will not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in the shares of restricted stock.

Performance Awards — The Committee is authorized to condition any type of award on the performance of the Company utilizing business criteria or other measures of performance it deems appropriate. In the case of performance awards intended to meet the requirements of Section 162(m) of the Code, the business criteria used must be one of those specified in the Plan. The Committee will utilize one or more of the following business criteria for the Company in establishing performance goals for a performance award: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index; (3) total revenues; (4) operating income; (5) net income; (6) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) pre-tax earnings; (12) pre-tax operating earnings after interest expense and before business and extraordinary or special items; (13) return on investment; and (14) working capital.

The achievement of performance goals are measured over time periods specified by the Committee. Settlement of performance awards shall be in cash, shares, or other awards or property at the discretion of the Committee. The Committee may reduce the amount of payment made in connection with performance awards in its discretion, but may not increase such awards. For performance awards intended to meet the requirements of Section 162(m) of the Code, the performance goals relating to such awards must be made in writing.

Change in Control Provisions — In the event of a Change in Control (as defined in the Plan) and subject to the agreements granting the awards: (1) any stock options outstanding as of the date of such Change in Control and not then-exercisable shall become fully exercisable to the full extent of the original award; (2) the restrictions applicable to any outstanding stock award shall lapse, and the stock relating to such award shall become free of all restrictions and become fully-vested and transferable to the full extent of the original award; and (3) outstanding awards will be subject to any agreement of merger or reorganization that effects such Change in Control. In the absence of an agreement of merger or reorganization that effects such Change in Control, each share of stock subject to an outstanding award will be settled for the Change in Control Price (as defined in the Plan) or if the per share exercise price equals or exceeds the Change in Control Price, the outstanding stock award shall terminate and be canceled.

Amendments; Prohibitions — The Board of Directors or the Committee may amend, alter or discontinue the Plan or an award (either prospectively or retroactively) at any time, other than an amendment, alteration or discontinuation that would impair the rights of a recipient of an award under the Plan without the recipient’s consent. However, no amendment or alteration of the Plan will be made without the approval of the Company’s stockholders to the extent such approval is required by law or applicable listing standards.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the U.S. federal income tax consequences associated with stock options, stock awards and other awards granted under the Plan. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Nonqualified Stock Options

Participant — Generally, a participant receiving a nonqualified stock option does not realize any taxable income for federal income tax purposes at the time of grant. Upon exercise of such option, the excess of the fair market value of the shares of common stock subject to the nonqualified stock option on the date of exercise over the exercise price will generally be taxable to the participant as ordinary income. The participant will have a capital gain (or loss) upon the subsequent sale of the shares of common stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the nonqualified stock option is exercised.

If the Participant Uses Common Stock to Pay the Option Exercise Price — If the participant who exercises a nonqualified stock option pays the exercise price by tendering shares of Common Stock of the Company and receives back a larger number of shares, the participant will realize taxable income in an amount equal to the fair market value of the additional shares received on the date of exercise, less any cash paid in addition to the shares tendered. Upon a subsequent sale of the Common Stock, the number of shares equal to number delivered as payment of the exercise price will have a tax-basis equal to that of the shares originally tendered. The additional newly acquired shares obtained upon exercise of the nonqualified stock option will have a tax basis equal to the fair market value of such shares on the date of exercise.

The Company — The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a nonqualified stock option.

Incentive Stock Options

Participant — Generally, a participant will not realize any taxable income for Federal income tax purposes at the time an ISO is granted. Upon exercise of the ISO, the participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), unless the participant has left the Company’s employ more than three months before exercising the option. If the participant transfers shares of Common Stock received upon the exercise of an incentive stock option within a period of two years from the date of grant of such incentive stock option or one year from the date of receipt of the shares of common stock (the “Holding Period”), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value on the date of exercise over the exercise price. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will not be more than the difference between the sale price and the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such common stock exceeds (or is less than) the participant’s tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any. If the participant transfers the shares of common stock after the expiration of the Holding Period, he or she will recognize capital gain (or loss) equal to the difference between the sale price and the exercise price.

If the Participant Uses Common Stock to Pay the Option Exercise Price — If a participant who exercises an incentive stock option pays the option exercise price by tendering shares of Common Stock, such participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), provided any Holding Period requirement for the tendered shares is met. If the tendered stock was subject to the Holding Period requirement when tendered (i.e., had not been held for the entire Holding Period), payment of the exercise price with such stock constitutes a disqualifying disposition. If the participant pays the exercise price by tendering Common Stock and the participant receives back a larger number of shares, under proposed Treasury regulations, the participant’s basis in the number of shares of newly acquired stock equal to the number of shares delivered as payment of the exercise price will have a tax basis equal to that of the shares originally tendered, increased, if applicable, by an amount included in the participant’s gross income as compensation. The additional newly acquired shares upon exercise of the option will have a tax basis of zero. All stock acquired upon exercise will be subject to the Holding Period requirement, including the number of shares equal to the number tendered to pay the exercise price. Any disqualifying disposition will be deemed to be a disposition of stock with the lowest basis.

The Company — The Company will not be entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of common stock acquired upon exercise of an incentive stock option, provided that the participant holds the shares received upon the exercise of such option for the Holding Period. If the participant transfers the common stock acquired upon the exercise of an incentive stock option prior to the end of the Holding Period, the Company will generally be entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such transfer.

Other Stock Awards

Participant — Generally, a participant receiving a stock award will recognize taxable income at the time of grant of a stock award of unrestricted shares. The taxable income will be equal to the excess of the fair market value of the unrestricted shares on the grant date over any amount the participant pays for the unrestricted shares. Generally, a participant will not recognize taxable income at the time of grant of a stock award of restricted shares. However, a participant may make an election under section 83(b) of the Code (Section 83(b)) to be taxed at the time of the stock award. If a participant does not elect under Section 83(b) to recognize income at the time of the stock award, the participant will recognize taxable income at the time of vesting. The taxable income will be equal to the excess of the fair market value of the restricted shares at the time the shares vest over any amount the participant paid for the restricted shares. A participant may elect under Section 83(b) to include as ordinary income in the year of the stock award an amount equal to the excess of the fair market value of the shares on the transfer date over any purchase price paid for the shares. The fair market value of the shares will be determined as if the shares were not subject to forfeiture. If a participant makes the Section 83(b) election, the participant will not recognize any additional income when the shares vest. Any appreciation in the value of the restricted shares after the award is not taxed as compensation, but instead as a capital gain when the restricted shares are sold or transferred. If the participant makes a Section 83(b) election and the restricted shares are later forfeited, the participant is not entitled to a tax deduction or a refund of the tax already paid. The Section 83(b) election must be filed with the IRS within 30 days following the date the shares are awarded to a participant. The 83(b) election generally is not revocable and cannot be made after the 30-day period has expired. Dividends received on restricted shares subject to a Section 83(b) election are taxed as dividends instead of compensation.

The Company — The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with a stock award. The deduction will generally be allowed for the taxable year in which the participant recognizes such ordinary income.

Section 162(m)

Section 162(m) of the Code (“Section 162(m)”), provides that any compensation paid to a “covered employee” within the meaning of Section 162(m) which is in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, (1) such compensation constitutes “qualified performance-based compensation” satisfying the requirements of Section 162(m) and (2) the plan or agreement providing for such performance-based compensation has been approved by stockholders.

The Company generally intends that stock options, stock appreciation rights granted with an exercise price or grant price equal to at least 100% of fair market value of the underlying shares at the date of grant, and certain performance awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as “performance-based compensation.” Other awards may be granted under the Plan which will not so qualify, so that compensation paid to persons who are covered employees in connection with such awards will, to the extent such compensation and other compensation subject to the Section 162(m) deductibility cap in a given year exceeds $1,000,000, be subject to the Section 162(m) deductibility cap.

Parachute Payments

In the event any payments or rights accruing to a participant upon a Change in Control, or any payments awarded under the Plan, constitute “parachute payments” under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the participant of the Company, the participant may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

Section 409A of the Code

The Company intends that the Plan and any award under the Plan will comply with Section 409A of the Code (and any guidance relating thereto) regulating nonqualified deferred compensation, to the extent applicable. In the event that any award under the Plan constitutes nonqualified deferred compensation under Section 409A of the Code and does not comply with applicable requirements set forth therein, the participant may be subject to an excise tax and interest (in addition to ordinary income tax).

The Board of Directors recommends a vote “FOR” the approval of the Plan.

MISCELLANEOUS AND OTHER MATTERS

Stockholder List — A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and the number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, commencing June 3, 2005, and continuing through the date of the Annual Meeting, at the principal executive offices of the Company, 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611.

Solicitation — The cost of this proxy solicitation will be borne by the Company. The Company may elect to retain a third party proxy solicitor in connection with the proposal to adopt the Stock Incentive Plan. If such a third party solicitor is not retained, then the Company anticipates that its costs and expenses incurred in connection with this proxy solicitation will not exceed the amount the Company normally expends for a proxy solicitation for an election of directors in the absence of a contest.

Proposals of Stockholders — Proposals of stockholders to be considered for inclusion in the Company’s proxy statement and proxy for the 2006 Annual Meeting of Stockholders (the “2006 Annual Meeting”) must be received by the Secretary of the Company by no later than January 6, 2006. Proposals of stockholders intended to be considered at the Company’s 2006 Annual Meeting must be received by the Secretary of the Company by no earlier than February 20, 2006, and no later than March 22, 2006.

Other Business — The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those described in this Proxy Statement and the Company’s Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxies will vote such proxies as the Board of Directors directs.

By order of the Board of Directors,
John W. Lawrence, Jr.
Secretary

Chicago, Illinois
May 6, 2005

ALL STOCKHOLDERS ARE REQUESTED TO VOTE NOW, EITHER BY TELEPHONE OR THE INTERNET, OR BY COMPLETING, DATING, SIGNING AND RETURNINIG THE ENCLOSED PROXY PROMPTLY.

APPENDIX A

NOVAMED, INC.
AUDIT COMMITTEE CHARTER
(amended and restated as of February 20, 2003)

A.	Purpose

The Audit Committee (the “Committee”) shall provide assistance to the members of the Board of Directors (the “Board of Directors” or the “Board”) of NovaMed, Inc. (the “Company”) in fulfilling their oversight functions. In so doing, it shall be the goal of the Committee to maintain free and open means of communication between the members of the Board, the Company’s independent public accountants who audit the Company’s financial statements (the “Auditors”), and the Company’s financial management staff.

The functions of the Committee are enumerated in section C of this Charter.

While the Audit Committee has the functions set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Auditors. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to assure the Company’s compliance with laws and regulations or compliance with the Company’s code of ethical conduct. The primary responsibility for these matters rests with the Company’s management.

In its oversight capacity, the Audit Committee is neither intended nor equipped to guarantee with certainty to the full Board and stockholders the accuracy and quality of the Company’s financial statements and accounting practices. The Audit Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.

B.	Composition

The Committee shall be comprised of three directors who shall satisfy the requirements, including independence and experience, of the Sarbanes-Oxley Act, the National Association of Securities Dealers for companies listed on the Nasdaq National Market and any other applicable requirements.

C.	Functions

The Committee’s oversight functions may be divided into the following general categories:

(1)	assessing the internal control system established by management;

(2)	overseeing financial reporting;

(3)	evaluating internal and independent audit processes; and

(4)	other functions.

Under these four broad areas, the Committee shall:

1.	Internal Controls Processes

a.	Assist the Board of Directors of the Company in fulfilling its oversight functions with respect to the quality, integrity and annual independent audit of the Company’s annual financial statements.

b.	Review periodically the Company’s Standards of Conduct and the Company’s compliance program.

c.	Review this Charter at least annually or as conditions dictate.

d.	Perform such other functions as assigned by law, the Company’s certificate of incorporation or bylaws, the Board of Directors or as provided by Nasdaq, the Securities and Exchange Commission or the federal and state securities laws.

e.	Review any significant judgments made in management’s preparation of the financial statements and the view of the Auditors as to the appropriateness of such judgments.

f.	Review periodically with the Company’s general counsel, legal and regulatory matters that could have a significant effect on the Company’s financial statements.

g.	Review periodically the Company’s Compliance Plan and recommend to the Board such changes and/or amendments as the Committee considers appropriate.

2.	Reporting Processes

a.	Meet at least four (4) times annually with the Auditors and management to discuss and review each of the Company’s quarterly and annual financial statements and reports prior to the public announcement of financial results and the filing of quarterly and year-end reports with the Securities and Exchange Commission.

b.	Review with management and the Auditors the Company’s annual financial statements to be included in the Company’s annual report on Form 10-K.

c.	Based upon discussions with, and reliance upon, management and the Auditors, cause to be prepared a report for inclusion in the Company’s proxy statement, which report will satisfy the requirements of Item 7(e)(3) of Schedule 14A under the Securities Exchange Act of 1934. In addition, the Committee will provide any other audit committee-related disclosure, in filings with the Securities and Exchange Commission or otherwise required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed or quoted.

d.	Discuss with the Auditors their judgments about the quality, not just the acceptability, of the Company’s accounting principles and financial disclosure practices used or proposed and the appropriateness of significant management judgments.

e.	Discuss with management and the Auditors the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company’s financial statements.

3.	Internal and Independent Audit Process

a.	Take responsibility for the appointment, compensation and oversight of the work of the Auditors (including resolution of disagreements between management of the Company, the internal auditing staff and the Auditors regarding financial reporting or the preparation of the Company’s financial statements) for the purpose of preparing or issuing an audit report or related work.

b.	Pre-approve all auditing services and non-audit services provided to the Company by the Auditors. The Committee shall also be responsible for approving the fees and other compensation to be paid to the Auditors. The Committee may delegate, subject to any rules or limitations it deems appropriate, to one or more designated members of the Committee the authority to grant such pre-approvals; provided, however, that the decisions of any Committee member to whom authority is so delegated to pre-approve an activity shall be presented to the full Committee at its next meeting.

c.	Review all relationships the Auditors have with the Company to determine their independence and effectiveness, and obtain and review a report from the Auditors concerning the Auditors’ internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues. The Auditors shall annually provide to the Committee a written statement delineating all such relationships.

d.	Review the annual audit plan of the Auditors and evaluate their performance.

e.	Review the experience and qualifications of the senior members of the Auditor’s team.

f.	Obtain and review a report from the Auditors at least annually as to (i) all critical accounting policies to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Auditors; and (iii) other material written communications between the Auditors and management of the Company, including management letters and schedules of unadjusted differences.

g.	Require the rotation of the lead audit partner on a regular basis in accordance with the requirements of applicable law.

h.	Review the Company’s hiring of employees or former employees of the Auditors who participated in any capacity in the audits of the Company.

4.	Other Functions

a.	Consider questions of related party transactions and conflicts of interest between Board members or senior management, on the one hand, and the Company, on the other hand.

b.	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

c.	Discuss the Company’s policies with respect to risk assessment and risk management.

d.	Perform an annual evaluation of the Committee.

e.	Investigate any other matter brought to its attention within the scope of its duties which it deems appropriate for investigation.

f.	Have the authority to engage and determine funding for outside legal, accounting or other advisors as it deems necessary to carry out its functions.

D.	Meetings

The Committee shall hold at least four (4) regular meetings and such special meetings as may be called by the Chairman of the Committee or at the request of the Auditors or management. Members of senior management, the Auditors or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Committee shall meet with the Auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee may meet via telephone conference calls.

The Chairman of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting. The Chairman will also cause to be prepared and circulated to the Committee minutes of each meeting.

Where appropriate, the Committee may delegate the powers and responsibilities of the Committee to any single member of the Committee. Such member shall report on Committee actions so undertaken to the full Committee at its next meeting.

E.	Communication with the Board of Directors

The Committee shall periodically report its activities, findings and conclusions to the full Board of Directors and ensure that the full Board is kept fully informed of its activities.

APPENDIX B

NOVAMED, INC.
2005 STOCK INCENTIVE PLAN

i

APPENDIX B

NOVAMED, INC.
2005 STOCK INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT

NovaMed, Inc. (the “Company”), a Delaware corporation, hereby establishes the NovaMed, Inc. 2005 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote the overall financial objectives of the Company, its stockholders and its Affiliates by motivating those persons selected to participate in the Plan to achieve long-term growth in the stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan is adopted as of April 25, 2005 (the “Effective Date”), subject to approval by the Company’s stockholders within 12 months after such adoption date.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below:

“Affiliate” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company, including, without limitation, any stockholder of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

“Agreement” or “Award Agreement” means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

“Award” means an Option or Stock Award.

“Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards are transferred if and to the extent permitted hereunder. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trust entitled by will or the laws of descent and distribution to receive such benefits.

“Board of Directors” or “Board” means the Board of Directors of the Company.

“Cause” means, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company or an Affiliate to terminate the Participant’s employment with the Company or an Affiliate for “cause” as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term “cause” or a substantially equivalent term, then Cause means, unless otherwise defined in the Award Agreement with respect to the corresponding Award:

(a) any act or failure to act deemed to constitute cause under the Company’s or an Affiliate’s established practices, policies or guidelines applicable to the Participant;

(b) breach of a covenant made by the Participant in conjunction with the grant of an Award or the transfer of Shares hereunder;

(c) the Participant’s gross negligence in the performance of his duties or material failure or willful refusal to perform his duties;

(d) the determination by the Committee in the exercise of its reasonable judgment that Participant has committed an act that (i) negatively affects the Company’s or Affiliate’s business or reputation or (ii) indicates alcohol or drug abuse by Participant that adversely affects his performance hereunder; or

(e) the determination by the Committee in the exercise of its reasonable judgment that Participant has committed an act or acts constituting a felony or other act involving dishonesty, disloyalty or fraud against the Company or an Affiliate.

“Change in Control” and “Change in Control Price” have the meanings set forth in Sections 9.2 and 9.3, respectively.

“Code” or “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, any Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

“Commission” means the Securities and Exchange Commission or any successor agency.

“Committee” means the person or persons appointed to administer the Plan, as further described herein.

“Common Stock” means the regular voting common stock, $0.01 par value per share, of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the equity of any successor to the Company which is designated for the purposes of this Plan.

“Company” means NovaMed, Inc., a Delaware corporation, and includes any successor or assignee entity or entities into which the Company may be merged, changed or consolidated; any entity for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

“Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

“Disability” means a mental or physical illness that entitles the Participant to receive benefits under the long term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability will not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability will be made by the Committee. The determination of Disability for purposes of this Plan will not be construed to be an admission of disability for any other purpose.

“Effective Date” means April 25, 2005.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” means, unless otherwise determined by the Committee, the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

“Grant Date” means the date as of which an Award is granted pursuant to the Plan.

“Incentive Stock Option” means an Option to purchase shares of Common Stock granted under this Plan which satisfies the requirements of Section 422 of the Code.

“NASDAQ” means the Nasdaq Stock Market, including the Nasdaq National Market.

“Nonqualified Stock Option” means an Option to purchase Shares granted under this Plan, the taxation of which is pursuant to Section 83 of the Code.

“Option” or “Stock Option” means an option or right granted to a Participant (under Article VI hereof) to purchase Shares at a specified price during specified time periods.

“Option Period” means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

“Option Price” means the price at which Shares may be purchased under an Option as provided in Section 6.3.

“Participant” means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under this Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term “Participant” shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which is held by or for the benefit of the Participant, the Participant’s parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant’s descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3 or the status of the Option as an Incentive Stock Option, to the extent intended. Notwithstanding the foregoing, the term “Termination of Employment” shall mean the Termination of Employment of the person to whom the Award was originally granted.

“Performance Award” means a right, granted to a Participant under Article VIII, to receive an Award based upon performance criteria specified by the Committee.

“Plan” means the NovaMed, Inc. 2005 Stock Incentive Plan, as herein set forth and as may be amended from time to time.

“Representative” means (a) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant’s primary residence at the date of the Participant’s death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant’s death; or (d) any person to whom an Award has been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee. Any Representative shall be subject to all terms and conditions applicable to the Participant.

“Retirement” means the Participant’s Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means shares of Common Stock.

“Stock Award” means an Award, other than a Stock Option, made in Shares or denominated in Shares.

“Termination of Employment” means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person’s ceasing, for whatever reason, to be an officer, independent contractor, board member, consultant, director or employee of the Company or of any Affiliate, or to be an officer, independent contractor, board member, consultant, director or employee of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate, the Agreement will establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or an Affiliate.

“Voluntary Termination of Employment” means a Termination of Employment at the election of the Participant, including, with limitation, resignation by the Participant, but excluding Retirement.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III

ADMINISTRATION

3.1 Committee Structure and Authority.   The Plan shall be administered by the Committee, which shall be composed of two or more members of the Board of Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and an “outside director” for purposes of the deduction of compensation under Section 162(m) of the Code. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes a committee whose purpose is the administration of this Plan. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its stockholders or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. In the event that the Compensation Committee of the Board no longer is the Committee, the Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

Among other things, the Committee shall have the authority, subject to the terms of the Plan:

(a) to select those persons to whom Awards may be granted from time to time;

(b) to determine whether and to what extent Awards are to be granted hereunder;

(c) to determine the number of Shares to be covered by each Award granted hereunder;

(d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Award and the Shares relating thereto);

(e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 10.1;

(f) to determine under what circumstances an Award may be settled in cash or Shares;

(g) to provide for the forms of Agreement to be utilized in connection with the Plan;

(h) to determine whether a Participant has a Disability or a Retirement;

(i) to determine whether and with what effect an individual has incurred a Termination of Employment;

(j) to determine what securities law requirements are applicable to the Plan, Awards, and the issuance of Shares and to require of a Participant that appropriate action be taken with respect to such requirements;

(k) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

(l) to interpret and make final determinations with respect to the remaining number of Shares available under this Plan;

(m) to require as a condition of the exercise of an Option or the issuance or transfer of a certificate for Shares, the withholding from a Participant of the amount of any federal, state or local taxes as may be required by law;

(n) to determine whether the Company or any other person has a right or obligation to purchase Shares from a Participant and, if so, the terms and conditions on which such Shares are to be purchased;

(o) to determine the restrictions or limitations on the transfer of Shares;

(p) to determine whether an Award is to be adjusted, modified or purchased, or whether an Option is to become fully exercisable, under the Plan or the terms of an Agreement;

(q) to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements;

(r) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

(s) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee’s policies and procedures may differ with respect to Awards granted at different times or to different Participants.

Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

ARTICLE IV

SHARES SUBJECT TO PLAN

4.1 Number of Shares.  Subject to adjustment under Section 4.5, the total number of Shares reserved and available for distribution pursuant to Awards under the Plan shall be 1,400,000 Shares, as authorized for issuance on the Effective Date and thereafter from time to time. Such Shares may consist, in whole or in part, of authorized and unissued Shares or shares of treasury stock. Subject to adjustment under Section 4.5, the maximum number of Shares that may be covered by Awards, in the aggregate, granted to any one Participant during any calendar year shall be 500,000 Shares.

4.2 Release of Shares.  If any Shares that are subject to an Option cease to be such, if any Shares that are subject to any Award are forfeited, if any Award otherwise terminates without issuance of Shares being made to the Participant, or if any Shares are received by the Company in connection with the exercise of an Option or the satisfaction of a tax withholding obligation, such Shares, in the discretion of the Committee, may again be available for distribution in connection with Awards (other than Incentive Stock Options) under the Plan. If any Shares could not again be available for Awards to a particular Participant under any applicable law, such Shares shall be available exclusively for Awards to Participants who are not subject to such limitations.

4.3 Restrictions on Shares.  Shares issued under the Plan shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Award Agreement. The Company shall not be required to issue or deliver any certificates for Shares, cash or other property prior to: (i) the Participant executing any agreement that the Committee has required the Participant to execute as a condition for the grant of Shares; (ii) the listing of such shares on any stock exchange or NASDAQ (or other public market) on which the Shares may then be listed (or regularly traded), (iii) the completion of any registration or qualification of such Shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iv) the satisfaction of any applicable withholding obligation. The Company may cause any certificate for any Shares to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in this Plan or as the Committee may otherwise require. The Committee may require a Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

4.4 Stockholder Rights.  No person shall have any rights of a stockholder as to Shares subject to an Option until, after proper exercise of the Option or other action required, such Shares have been recorded on the Company’s official stockholder records as having been issued and transferred. Upon exercise of the Option or any portion thereof, the Company shall have thirty (30) days in which to issue the Shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Shares are recorded as issued and transferred in the Company’s official stockholder records, except as provided herein or in an Agreement.

4.5 Anti-Dilution.  In the event of any Company stock dividend, stock split, reverse stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash than dividend), sale by the Company of all or a substantial portion of its assets (measured either on a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of Shares available for Awards under the Plan, the number of Shares covered by outstanding Awards, the exercise price per Share of outstanding Options, and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Section 162(m) of the Code, and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

ARTICLE V

ELIGIBILITY

5.1 Eligibility.  Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are directors, officers, employees, independent contractors or consultants with respect to the Company or any Affiliate, who are in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the person’s contributions to the Company and its Affiliates, the value of the individual’s service to the Company and its Affiliates and such other factors deemed relevant by the Committee. The Committee may designate as ineligible to participate in the Plan any person who would otherwise be eligible to participate. To the extent approval of the Plan by the Company’s stockholders is necessary for a person to participate in the Plan, such person will not participate in the Plan until such approval is obtained.

ARTICLE VI

OPTIONS

6.1 General.  The Committee shall have authority to grant Options under the Plan at any time or from time to time. Options may be either Incentive Stock Options or Nonqualified Stock Options, provided that no Incentive Stock Options may be granted if the Plan is not approved by the Company’s stockholders within twelve (12) months after the date the Plan has been adopted. An Option shall entitle the Participant to receive Shares upon the exercise of such Option, subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price.

6.2 Grant.  The grant of an Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Company and the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

6.3 Terms and Conditions.  Except to the extent determined to be appropriate by the Committee and consented to by the Participant, an Option granted pursuant to the Plan shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a) Option Period.  The Option Period of each Option will be fixed by the Committee; provided that the Option Period of a Nonqualified Stock Option shall not exceed ten (10) years from the date the Option is granted. In the case of an Incentive Stock Option, the Option Period shall not exceed ten (10) years from the date of grant or five (5) years in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code). No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date this Plan is adopted by the Company or the date this Plan is approved by the stockholders of the Company, whichever is earlier.

(b) Option Price.  The Option Price per share of Common Stock purchasable under an Option shall be determined by the Committee; provided, however, that the Option Price per share of Common Stock shall not be less than the Fair Market Value per share of Common Stock on the date the Option is granted. If an Option is intended to qualify as an Incentive Stock Option to be granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share of Common Stock shall be not less than one hundred ten percent (110%) of such Fair Market Value per share.

(c) Exercisability.  Subject to Section 9.1, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of an Incentive Stock Option which is exercisable for the first time during the calendar year shall not exceed $100,000.

(d) Method of Exercise.  Subject to the provisions of this Article VI, a Participant may exercise an Option, in whole or in part, at any time during the Option Period by the Participant’s giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of Shares subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Shares already owned by the Participant for a period of at least six (6) months prior to payment having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) to the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, by the execution and delivery of a note or other full recourse evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (iii) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of

Federal Regulations, so-called “cashless” exercise); (iv) by certifying ownership of shares owned by the Participant to the satisfaction of the Committee for later delivery to the Company as expected by the Committee; and (v) by any combination of the foregoing. No Shares will be issued until full payment therefor has been made and the Participant has executed any and all agreements that the Company may require the Participant to execute. A Participant will have all of the rights of a stockholder of the Company holding the Shares that are subject to such Option (including, if applicable, the right to vote the Shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such Shares, executed all relevant agreements, and such Shares have been recorded on the Company’s official records as having been issued and transferred.

(e) Non-transferability of Options.  Except as provided herein or in an Agreement, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution or by a designation of Beneficiary effective upon the death of the Participant, and all Options shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s Representative. If and to the extent transferability is permitted by the Committee as provided by an Agreement, the Option shall be transferable only if such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Common Stock on Form S-8 (or a successor form) or is consistent with the use of Form S-8 (or the Committee’s waiver of such condition) and consistent with an Option’s intended status as an Incentive Stock Option (if applicable).

6.4 Termination by Reason of Death.  Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

6.5 Termination by Reason of Disability.  Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant’s death at any time following such Termination of Employment due to Disability will not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Nonqualified Stock Option.

6.6 Other Termination.  Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death or Disability or for Cause), any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then exercisable, may be exercised for the lesser of the ninety (90)-day period commencing with the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter. If the Participant incurs a Termination of Employment which is either (a) for Cause or (b) a Voluntary Termination of Employment on the part of the Participant, the Option will terminate immediately. The death or Disability of a Participant after a Termination of Employment otherwise provided herein will not extend the time permitted to exercise an Option.

6.7 Cashing-Out of Options.  Unless otherwise provided in the Agreement, on receipt of written notice of exercise, the Committee may elect to cash-out all or part of the portion of any Option to be exercised by paying the Participant an amount, in cash or Shares, equal to the excess of (a) the Fair Market Value of the Shares that are subject to the portion of the Option being cashed-out, over (b) the Option Price, such difference multiplied by (c) the number of Shares subject to the portion of the Option being cashed-out, all as of the effective date of such cash-out.

ARTICLE VII

STOCK AWARDS

7.1 General. The Committee shall have authority to grant Stock Awards under the Plan at any time or from time to time. Stock Awards may be directly issued under the Plan subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Committee shall determine. Stock Awards may be issued that are fully and immediately vested upon issuance or that vest in one or more installments over the Participant’s period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards that entitle the Participant to receive a specified number of vested Shares upon the attainment of one or more performance goals or service requirements established by the Committee.

7.2 Grant.  The grant of a Stock Award shall occur as of the date the Committee determines. Each Stock Award granted under the Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Stock Award and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Company and the Participant. Shares representing a Stock Award shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration on issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Committee may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Shares covered by such Award.

7.3 Terms and Conditions.  A Stock Award may be issued in exchange for any consideration which the Committee may deem appropriate in each individual instance, including, without limitation: (i) cash or cash equivalents; (ii) past services rendered to the Company or any Affiliate; or (iii) future services to be rendered to the Company or any Affiliate. A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock.”

ARTICLE VIII

PERFORMANCE AWARDS

8.1 Performance Conditions.  The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions, except as limited under Sections 8.2 and 8.3 hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

8.2 Performance Awards Granted to Designated Covered Employees.  If the Committee determines that a Performance Award to be granted to a person the Committee regards as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8.2.

(a) Performance Goals Generally.  The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 8.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being “substantially uncertain.” At the time the performance goals are established, the Committee may determine that more than one performance goal must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(b) Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (3) net income; (4) pre-tax earnings; (5) EBITDA; (6) pre-tax operating earnings after interest expense and before business and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating income; (13) earnings per share; (14) working capital; and (15) total revenues.

(c) Performance Period; Timing for Established Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Settlement of Performance Awards; Other Terms.  Settlement of Performance Awards may be in cash or Shares, or other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 8.2. The Committee shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a termination of employment or a Change in Control prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

8.3 Written Determinations.  All determinations by the Committee as to the establishment of performance goals and the potential Performance Awards related to such performance goal and as to the achievement of performance goals relating to such Awards, shall be made in writing in the case of any Award intended to qualify under Section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards.

ARTICLE IX

CHANGE IN CONTROL PROVISIONS

9.1 Impact of Event.  An Agreement may provide that in the event of a Change in Control (as defined in Section 9.2):

(a) Any Options outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant.

(b) All restrictions applicable to any outstanding Stock Awards shall be removed, the effect of which shall be that the Shares relating to such Awards shall become fully vested and transferable.

(c) Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

(i) The continuation of outstanding Awards by the Company, if the Company is a surviving corporation;

(ii) The assumption of outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

(iv) Settlement of each Share subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(d) In the absence of any agreement of merger or reorganization effecting such Change in Control, each Share subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

9.2 Definition of Change in Control.  For purposes of this Plan, unless otherwise specified in the Agreement with respect to the corresponding Award, a “Change in Control” shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate), including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of Shares representing more than fifty percent of the combined voting power of the Company’s then outstanding securities; (b)(i) the Company approves, in any transaction or series of related transactions, a definitive agreement to merge or consolidate the Company with or into another entity other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company’s assets, and (ii) the persons who were the members of the Board of Directors prior to such approval do not represent a majority of the Board of Directors of the surviving, resulting or acquiring entity or the parent thereof; or (c) the stockholders of the Company approve a plan of liquidation of the Company.

9.3 Change in Control Price.  For purposes of the Plan, unless otherwise specified in the Agreement with respect to the corresponding Award, “Change in Control Price” means the higher of (a) the highest reported sales price of a Share in any transaction reported on the principal exchange on which such Shares are listed or on NASDAQ during the sixty (60)-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company (in each case a “Transaction”), the highest price per Share paid in such Transaction. To the extent that the consideration paid in any Transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

ARTICLE X

MISCELLANEOUS

10.1 Amendments and Termination.  The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (c) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law or agreement.

The Committee may amend, alter or discontinue the Plan or an Award at any time on the same conditions and limitations (and exceptions to limitations) as apply to the Board’s authority to amend the Plan and further subject to any approval or limitations the Board may impose.

10.2 Unfunded Status of Plan.  It is intended that the Plan be an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

10.3 Limits on Transferability.  Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of Participant’s creditors and no Award may be sold, transferred, assigned, alienated, encumbered, hypothecated, gifted, conveyed, pledged or disposed of in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

10.4 General Provisions.

(a) Representation.  The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

(b) No Additional Obligation.  Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

(c) Withholding.  No later than the date as of which an amount first becomes includable in the gross income of the Participant for income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan will be conditional on such payment or arrangements, and the Company and its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

(d) Representative.  The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant’s death are to be paid.

(e) Controlling Law.  The Plan and all Awards made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant or loss of a deduction, including, without limitation, liability under Section 16(b) of the Exchange Act.

(f) Offset.  Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any Shares, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no Shares, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

(g) No Rights with Respect to Continuance of Employment.  Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant’s employment or service as existed prior to the individual’s becoming a Participant in this Plan.

(h) Fail-Safe.  With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3, as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

(i) Right to Capitalize.  The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidation, dissolve, liquidate or sell or transfer all or any part of its business or assets.

10.5 Mitigation of Excise Tax.  Subject to any agreement with a Participant, if any payment or right accruing to a Participant under this Plan (without the application of this Section 10.5), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”), would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination will be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The provisions of this Section 10.5 shall apply with respect to any Participant only if, after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and other federal income tax imposed by the Code, the Total Payments accruing to such Participant would be less than the amount of the Total Payments as reduced (i) if applicable, pursuant to the provisions of this Section 10.5 and any similar provisions under any other plan of the Company or any Affiliate to mitigate the applicable federal excise tax, and (ii) by federal income taxes (other than such excise tax).

10.6 Awards in Substitution for Awards Granted by Other Entities.  Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other entities who are about to become officers, directors, stockholders or employees of the Company or an Affiliate. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the stockholders of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted.

10.7 Procedure for Adoption.  Any Affiliate of the Company may by resolution of such Affiliate’s board of directors with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the resolution.

10.8 Procedure for Withdrawal.  Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

10.9 Delay.  If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to “short-swing” liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability will be suspended and delayed during the period the Participant would be subject to such liability, but not more than six months and one day and not to exceed the Option Period. Furthermore, if at any time after a Termination of Employment (other than due to Cause or a Voluntary Termination of Employment) a Participant is precluded from selling Shares to fund the exercise of Options under the Plan because of any restrictions imposed under the Company’s Insider Trading Compliance Policy, as then in effect, any time period provided for under the Plan or an Agreement will be extended by a number of days equal to the number of days during which such restrictions applied to such Participant after such Termination of Employment, but in no event more than ninety additional days and not to exceed the Option Period. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a shareholder in the Company until such time as the action required or permitted will not constitute a violation of law or result in liability to the Company, an Affiliate or a shareholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee determines that Rule 16b-3 does not apply to the Plan.

10.10 Headings.  The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

10.11 Severability.  If any provision of this Plan is for any reason held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Plan, and this Plan will be construed as if such invalid or unenforceable provision were omitted.

10.12 Successors and Assigns.  This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

10.13 Entire Agreement.  This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

Executed as of the 25th day of April, 2005.

NovaMed, Inc.

By: /s/	Scott T. Macomber Scott T. Macomber Executive Vice President and Chief Financial Officer

980 NORTH MICHIGAN AVENUE
SUITE 1620
CHICAGO, IL 60611

ANNUAL MEETING OF STOCKHOLDERS OF
NOVAMED, INC.
June 15, 2005
Proxy Voting Instructions

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to NovaMed, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by NovaMed, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NOVMD1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
NOVAMED, INC.
Vote On Directors
The Board of Directors recommends a vote FOR the listed nominees:

1.	Election of Class III Directors. Nominees: Scott H. Kirk, M.D.					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s) listed at left, mark “For All Except” and write the nominee’s name on the line below.
	Steven V. Napolitano					☐	☐	☐

Vote On Proposal

The Board of Directors recommends a vote FOR Proposal 2.			For	Against	Abstain

2.	Proposal to approve the 2005 Stock Incentive Plan.		☐	☐	☐	3.

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS HEREON, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE:  Please date this Proxy and sign it exactly as your name(s) appear(s) hereon.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity.  If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation.  If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Please indicate if you plan to attend this meeting.			☐	☐

			Yes	No

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)			Date

‚ Please Detach and Mail in the Envelope Provided ‚

NOVAMED, INC.

980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints and Scott T. Macomber and E. Michele Vickery and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of NovaMed, Inc. to be held at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611, on Wednesday, June 15, 2005 at 2:00 p.m., Chicago time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR APPROVAL OF PROPOSAL 2 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse)